Exhibit 99.1

Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of The Gap, Inc. (the “Company”) on Form 10-Q/A (Amendment No. 1) for the period ended May 4, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Paul S. Pressler, the President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL S. PRESSLER
Paul S. Pressler
President and Chief Executive Officer
December 9, 2002

Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of The Gap, Inc. (the “Company”) on Form 10-Q/A (Amendment No. 1) for the period ended May 4, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Heidi Kunz, the Executive Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HEIDI KUNZ
Heidi Kunz
Executive Vice President and Chief Financial Officer
December 9, 2002